                                                                   EXHIBIT 10.04

                       TERMINATION AND RELEASE AGREEMENT
                       ---------------------------------

     This TERMINATION AND RELEASE AGREEMENT ("Termination Agreement") is made as of February 20, 1996, by and among VeriSign, Inc., a Delaware corporation (the "Company") and the investor signatories to that certain Registration Rights Agreement dated April 18, 1995 (the "Registration Rights Agreement") and that certain Series A Preferred Stock Purchase Agreement dated April 18, 1995 (the "Series A Agreement", which together with the Registration Rights Agreement, herein shall be collectively referred to as the "Prior Agreements"), each of which is referred to herein as an "Investor."


                                   RECITALS
                                   --------

     WHEREAS, the Investors hold shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock") and/or shares of the Company's Common Stock (the "Common Stock") and possess certain rights of first refusal, co-sale and other rights pursuant to the Series A Agreement;

     WHEREAS, certain of the Investors possess registration rights, and other rights pursuant to the Registration Rights Agreement;

     WHEREAS, the undersigned Investors desire to terminate certain provisions of the Prior Agreements in consideration of the Company entering into a certain Investors' Rights Agreement of even date herewith with such Investors;

     WHEREAS, in consideration of the mutual termination of all rights and the release of all obligations by the Investors, the parties desire to enter into this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Investors hereby agree that the Prior Agreements shall be terminated as follows:

     1.   Registration Rights Agreement.  The Registration Rights Agreement
          -----------------------------
shall be terminated effective immediately.


     2.   Series A Agreement.
          ------------------

          a. Sections 7 (with the exception of Section 7.5 which shall remain in full force and effect), 9 and 10 of the Series A Agreement shall be terminated effective immediately.

          b. Section 8 of the Series A Agreement is hereby amended in its entirety to read as follows:


                                   SECTION 8


          Restrictions on Transferability of Securities; Registration
          -----------------------------------------------------------
          Rights; Compliance with Securities Act.
          --------------------------------------

          The Preferred Stock being purchased hereunder and the Common Stock issuable upon conversion of such Preferred Stock shall not be sold, assigned, transferred or pledged except in accordance with the Investors' Rights Agreement and the Stockholders Agreement. Nothing in this Agreement prohibits a Purchaser from selling, assigning, transferring or pledging such stock to an affiliate of such Purchaser, whether foreign, domestic or otherwise.

     3.   Representations and Warranties.  Each Investor severally and not
          ------------------------------
jointly hereby represents and warrants that:

          a.   Authorization.  This Termination Agreement constitutes each
               -------------
Investor's valid and binding obligation, enforceable in accordance with its terms.

          b.   Compliance with Other Instruments.  The execution, delivery and
               ---------------------------------
performance of this Termination Agreement will not result in any violation or default of any provision, any instrument, judgment, order, writ, decree or contract to which the Investor is a party or by which such Investor is bound or, of any provision of federal or state statute, rule or regulation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which will effect the rights of the Company hereunder.

          c.   Further Assurances.  It has not filed any complaint or claim
               ------------------
against the Company with any state or federal court, or local, state or federal agency, based on events occurring prior to the date hereof. Each Investor further represents that it has not assigned any right, claim or cause of action against the Company, or authorized any other person or entity to assert such claim or claims on such Investor's behalf, and agrees to indemnify and hold harmless the Company against any such prior assignment of said rights, claims and/or causes of action.

     4.   Release by Investors.
          --------------------

          a. In consideration of the execution of this Agreement, each Investor, for its heirs, executors, administrators, agents, affiliates, successors and assigns (collectively, the "Investor Affiliates"), hereby fully and without limitation releases and discharges the Company, and its agents, representatives, partners, officers, directors, employees, consultants, attorneys, affiliates, successors and assigns (collectively, the "Company Affiliates"), both individually and collectively, from any and all rights, claims, demands, liabilities, actions, causes of action, damages, losses, costs, expenses and compensation, of whatever nature ("Claims"), which such Investor and/or any Investor Affiliate may now have or claim to have against, or claim from, the Company and/or any Company Affiliate, arising out of any contract, agreement, act or occurrence contemplated under or in connection with the Registration Rights Agreement or Sections 7, 9 or 10 of the Series A Agreement, to the maximum extent permitted by law. It is further acknowledged and agreed that all rights of the parties under Section 1542 of the California Civil Code or any similar law of any state or territory of the United States are expressly waived. The parties acknowledge that such Section 1542 provides as follows:

     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     As a result of the foregoing, this release extends to all rights, claims, demands, liabilities, actions, causes of action, damages, losses, costs, expenses and compensation of each Investor and/or any Investor Affiliate, whether known or unknown, foreseen or unforeseen, patent or latent, which such Investor, and/or any Investor Affiliate may currently or in the future possess. Each Investor understands and acknowledges the significance of such a specific waiver of Section 1542 of the California Civil Code. Each Investor fully understands and acknowledges

                                      -2-
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that in the event the facts underlying the foregoing release are found to be other than or different from the facts now understood by it to be true, it expressly accepts and assumes the risks of such possible differences in facts and agrees that the release set forth in this Section 4 shall remain in full force and effect, notwithstanding any such difference in facts.

          b. Notwithstanding the foregoing, the release contained in Section 4(a) shall not apply to Claims arising out of any contract, agreement, act or occurrence contemplated under or in connection with the Registration Rights Agreement or Section 7, 9 or 10 of the Series A Agreement, to the extent such Claims or facts and circumstances which may give rise to a Claim are known to the Company and/or any Company Affiliate but have not been disclosed by the Company to Investor.

     5.   Miscellaneous Provisions.
          ------------------------

          a.   Construction; Entire Agreement.  This Termination Agreement
               ------------------------------
shall be governed, construed and enforced in accordance with the laws of the State of California. This Termination Agreement, together with the agreements and documents referred to herein, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings.

          b.   Recovery of Litigation Costs.  If any legal action, arbitration
               ----------------------------
or other proceeding is brought for the enforcement or interpretation of this Termination Agreement, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Termination Agreement, the successful or prevailing party shall be entitled to recover from the other party, reasonable attorneys' fees and other costs incurred in that action, arbitration or proceeding, in addition to any other relief to which such party may be entitled.

          c.   Successors and Assigns.  This Termination Agreement shall inure
               ----------------------
to the benefit of and be binding upon the successors and assigns of the parties.

          d.   Severability; Modification.  If any term, covenant or condition
               --------------------------
of this Termination Agreement is held to be invalid, void, or otherwise unenforceable by any court of competent jurisdiction, the remainder of this Termination Agreement shall not be affected thereby and each term, covenant and condition of this Termination Agreement shall be valid and enforceable to the fullest extent permitted by law. This Termination Agreement may be modified only be a written instrument duly executed by all parties hereto.

          e.   Further Documents.  Each party hereto will execute, acknowledge,
               -----------------
and deliver any further assurances, documents and instruments reasonably requested by any other party hereto for the purpose of giving effect to the provisions hereof and transactions contemplated hereby.

          f.   Voluntary.  Each Investor acknowledges that it has read and
               ---------
understands this Termination Agreement and that it is signing this Termination Agreement voluntarily and without coercion. Each Investor further acknowledges that the Company has encouraged it to obtain independent legal advice prior to signing this Termination Agreement.

          g.   Counterparts.  This Termination Agreement may be executed in two
               ------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                      -3-
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               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                      -4-
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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


COMPANY:

                              VERISIGN, INC., a Delaware corporation



                              By: /s/ Stratton Sclavos
                                 -----------------------------------------
                                   Stratton Sclavos, President



INVESTORS:              RSA DATA SECURITY, INC.


                              By:  /s/ D. James Bidzos
                                 -----------------------------------------

                              Title:  CEO
                                    --------------------------------------



                    Address:  100 Marine Parkway, Suite 500
                              Redwood City, CA  94065



                              /s/ Ronald Rivest
                              --------------------------------------------
                              Ronald Rivest



                    Address:  24 Candia Street
                              Arlington, MA  02174



                              /s/ D. James Bidzos
                              --------------------------------------------
                              D. James Bidzos



                    Address:  c/o RSA Data Security, Inc.
                              100 Marine Parkway, Suite 500
                              Redwood City, CA  94065



                              KAIRDOS L.L.C.



                              By: /s/ D. James Bidzos
                                 -----------------------------------------

                              Title:  Manager
                                    --------------------------------------



                    Address:  c/o D. James Bidzos
                              RSA Data Security, Inc.
                              100 Marine Parkway, Suite 500
                              Redwood City, CA  94065


             [SIGNATURE PAGE TO TERMINATION AND RELEASE AGREEMENT]

                              TZM INVESTMENT FUND


                              By: /s/ Timothy Tomlinson
                                 -----------------------------------------

                              Title:  General Partner
                                    --------------------------------------


                    Address: c/o Tomlinson Zisko Morosoli & Maser 200 Page Mill Road, Second Floor
                              Palo Alto, CA  94306



                              BESSEMER VENTURE PARTNERS DCI



                              By:  Bessemer Venture Partners III, L.P.,
                                   Its Managing General Partner


                              By:  Deer III & Co.,
                                   Its Partner


                              By:  /s/ David Cowan
                                 -----------------------------------------


                    Address:  1025 Old Country Road, Suite 205
                              Westbury, NY  11590



                              MITSUBISHI CORPORATION



                              By: ________________________________________

                              Title: _____________________________________


                    Address:  6-3, Marunouchi 2-Chrome
                              Chiyoda-ku, Tokyo 100-86
                              Japan

             [SIGNATURE PAGE TO TERMINATION AND RELEASE AGREEMENT]

                              SECURITY DYNAMICS TECHNOLOGIES, INC.


                              By: /s/ Charles R. Stuckey
                                 -----------------------------------------

                              Title: President; CEO
                                    --------------------------------------


                    Address:  One Alewife Center
                              Cambridge, MA  02140-2312



                              INTEL CORPORATION



                              By: /s/ Arvind Sodhani
                                 -----------------------------------------

                              Title:  Vice President and Treasurer
                                    --------------------------------------


                    Address:  2200 Mission College Boulevard
                              Santa Clara, CA  95052



                              AMERITECH DEVELOPMENT CORPORATION


                              By: /s/ Thomas Touton
                                 -----------------------------------------

                              Title:  VP
                                    --------------------------------------


                    Address:  30 South Wacker Drive, 37th Floor
                              Chicago, IL  60606


                              GC&H INVESTMENTS


                              By: /s/ James C. Kitch
                                 -----------------------------------------

                              Title: Executive Partner
                                    --------------------------------------


                    Address:  3000 Sand Hill Road
                              Building 3, Suite 230
                              Menlo Park, CA  94025



                              VISA INTERNATIONAL SERVICE ASSOCIATION

             [SIGNATURE PAGE TO TERMINATION AND RELEASE AGREEMENT]

                              By: /s/ William L. Chevenich
                                 -----------------------------------------

                              Title: Group EVP
                                    --------------------------------------


                    Address:  c/o Andrew Konstantaras
                              Legal Department
                              VISA
                              900 Metro Center Boulevard
                              Foster City, CA  94404


                              FISCHER SECURITY CORPORATION L.L.C.


                              By: /s/ Addison M. Fischer
                                 -----------------------------------------

                              Title: Managing Director
                                    --------------------------------------


                    Address:  4073 Mercantile Avenue
                              Naples, FL 33942


                              FIRST TZMM INVESTMENT PARTNERSHIP


                              By: /s/ Timothy Tomlinson
                                 -----------------------------------------

                              Title:  Partner
                                    --------------------------------------


                    Address: c/o Tomlinson Zisko Morosoli & Maser 200 Page Mill Road, Second Floor
                              Palo Alto, CA 94306

             [SIGNATURE PAGE TO TERMINATION AND RELEASE AGREEMENT]